Consent of Ernst & Young LLP, Independent Auditors


     We consent to the reference to our firm under the captions "Independent Auditors" and "Financial Statements" and to the use of our report, dated August 7, 2002, in Pre-Effective Amendment Number 1 to the Registration Statement (Form N-1A No. 333-89354) of Pioneer Large Cap Growth Fund.


ERNST & YOUNG LLP

Boston, Massachusetts
August 7, 2002